UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

March 15, 2022 (March 13, 2022)

BrightView Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 Jolly Road

Blue Bell, Pennsylvania 19422

(484) 567 7204

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01 Per Share	BV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 13, 2022, BrightView Holdings, Inc. (the “Company”) entered into a share repurchase agreement (the “Repurchase Agreement”) with MSD Valley Investments, LLC (“MSD Partners”) pursuant to which the Company will repurchase 5,906,954 shares at $12.33 per share from MSD Partners. The total purchase price for the shares will be approximately $72.8 million and will be funded from cash and cash equivalents on hand, as well as borrowing under the Company’s credit facilities. The transaction is expected to be completed on April 4, 2022.

The description of the Repurchase Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 7.01	Regulation FD Disclosure.

On March 15, 2022, the Company issued a press release in connection with the Repurchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Repurchase Agreement, dated as of March 13, 2022, by and between BrightView Holdings, Inc. and MSD Valley Investments, LLC
99.1	Press Release issued by BrightView Holdings, Inc., dated March 15, 2022
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

BRIGHTVIEW HOLDINGS, INC.

Date: March 15, 2022	By:	/s/ Jonathan M. Gottsegen
		Name:	Jonathan M. Gottsegen
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary